UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2022

Date of reporting period: November 30, 2021

Item 1. Reports to Stockholders.

(a)

BARRETT GROWTH FUND

Semi-Annual Report

November 30, 2021

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Letter to	Dear Shareholders,
Shareholders
November 30, 2021	The Six-Month Period in Review

The six-month period ending November 30, 2021 was positive (as measured by the S&P 500 up 9.4%) although market volatility picked up meaningfully towards the end of the time period.  Investors continue to digest two major events with the first being the long-awaited taper announcement.  To this point, the Federal Reserve (Fed) recently announced and has already begun to reduce its bond buying program.  The second is the Omicron variant, which has clearly increased viral caseloads across the country.

In general, the economic recovery is well underway, as seen from corporate earnings still growing, consumption trends staying robust and the jobs market gradually improving.  Given this backdrop, the Fed sees a need to reduce the amount of liquidity in the U.S. financial system. Specifically, the Central Bank will complete all asset purchases by March 2022 and begin raising interest rates shortly after.  As of this writing, the market widely expects three rate hikes by 2022 year-end.  We agree with the Fed’s decision to begin tightening as current inflation levels are too high and can be a dangerous force if left uncontrolled.

Additionally, the Omicron variant has become the latest test of the global economy’s ability to co-exist with COVID-19.  Currently there are still many questions about the new variant that scientists do not have answers to.  Unsurprisingly, turbulence in the stock market increased during the quarter to reflect potential downside risk.  Although we do not expect the U.S. to reinstate full lockdowns, the recent spike of COVID-19 cases, especially in low vaccination states, will undoubtedly impact the U.S. economy’s 2022 growth rate.

Investment Outlook

Despite the changing economic landscape as outlined above, we remain cautiously constructive on the outlook for equities going into 2022.  The Fed has acknowledged that inflation is not as transitory as originally anticipated and is using monetary policy to curb the recent rise in prices for goods and services.  Higher interest rates can be unsettling although we still believe monetary policy will remain mostly accommodative.

Looking ahead, and despite COVID-19 challenges that will persist for the foreseeable future, private sector fundamentals should sustain growth, albeit at a lower pace.  To start, the American consumer is still in good shape.  Excess savings (which is lower today versus twelve months ago) should continue to be a tailwind for durable consumption trends.  Household balance sheets also deleveraged meaningfully throughout the pandemic.  We expect debt as a percent of assets to rise going into the next phase of the economic recovery but should still fall within a reasonable range as assets have also appreciated over the past few years.  A healthy consumer should bode well for corporate earnings growth for 2022.  In addition to demand, there are other factors that may further support business profitability.  These include many companies

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having the ability to 1) pass on higher input costs to the end consumer (i.e., pricing power) and 2) lean on technology to maintain productivity.  Finally, with Biden’s Build Back Better proposal now hitting a Congressional roadblock, the prospects of higher corporate tax rates have diminished.

We expect to remain invested in stocks, although we understand the risk/reward ratio is less compelling than a year ago. The journey throughout this economic recovery will not be a straight line and we are prepared to stay a steady course by cutting out noise from fundamental changes.  Our focus continues to be on identifying sustainable companies that can prosper through economic cycles trading at reasonable valuations.  Given today’s higher inflationary environment, we have also slightly shifted our focus towards growth companies that have successfully raised their dividend strategy.  We believe investors will prefer shorter term cash flow, as in dividends, when faced with higher prices for goods and services.

Performance and Portfolio Positioning

The Fund generated a total return of +10.76% for the six-month period ended November 30, 2021.  In comparison, the S&P 500 appreciated +9.4%.  For the quarter ended November 30, 2021, the Fund was flat at -0.6% versus the benchmark up 1.32%.

The Fund’s overall performance for the two quarters ending November 30, 2021 has been robust.  The best performing sectors were Industrials, Healthcare and Consumer Staples.  On the flip side, the underperforming sectors were Consumer Discretionary and Technology.

In our opinion, the Fund consists of high-quality names.  There is reasonable diversification across sectors and geographies.  Compared to the S&P 500, the Fund was relatively overweight in the following areas: Information Technology, Healthcare, and Consumer Discretionary.  Conversely, the portfolio was underweight Financials, Consumer Staples and Energy.

Thank you for your continued interest in the Barrett Growth Fund.

Amy Kong	E. Wells Beck, CFA
Portfolio Manager	Portfolio Manager

The outlook, views, and opinions presented are those of the Adviser as of 11/30/2021. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

Price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Must be preceded or accompanied by a prospectus.

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Mutual fund investing involves risk. Principal loss is possible. Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may also invest in smaller and mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The S&P 500 Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

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Fund at a Glance (Unaudited)

Top Ten Holdings – as of 11/30/2021
(Percent of Net Assets)*
Microsoft Corp.	7.43%
Apple, Inc.	5.53%
NVIDIA Corp.	5.25%
Amazon.com, Inc.	4.69%
Tetra Tech, Inc.	4.45%
Alphabet, Inc. - Class C	4.20%
Accenture PLC - Class A	3.35%
PayPal Holdings, Inc.	3.34%
Costco Wholesale Corp.	3.25%
Visa, Inc. - Class A	3.24%

Sector Weightings – as of 11/30/2021
(Percent of Total Investments)*

*  Portfolio characteristics are as of November 30, 2021, and are subject to change at any time.

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Expense Example – November 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2021 – November 30, 2021).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2021 to
	June 1, 2021	November 30, 2021	November 30, 2021
Actual	$1,000.00	$1,107.60	$5.28
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.13% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 11/30/2011.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

The Lipper Large-Cap Growth Funds Index® (“Lipper”) is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Lipper Growth Funds category.

		Average Annual Total Returns as of November 30, 2021
		One Year	Three Year	Five Year	Ten Year
–●–	Barrett Growth Fund	21.51%	22.16%	19.61%	15.20%
--■--	S&P 500® Index	27.92%	20.38%	17.90%	16.16%
–◆–	Lipper Large-Cap
	Growth Funds Index®	26.32%	27.27%	24.09%	18.21%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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Schedule of Investments
November 30, 2021 (Unaudited)

Shares		Value
	COMMON STOCKS - 97.19%

	Administrative and
	Support Services - 6.83%
2,000	FleetCor Technologies, Inc. (a)	$414,260
6,750	PayPal Holdings, Inc. (a)	1,248,008
8,000	TransUnion	889,520
		2,551,788
	Amusement, Gambling,
	and Recreation
	Industries - 1.94%
5,000	The Walt Disney Co. (a)	724,500

	Chemical
	Manufacturing - 10.07%
4,250	Ecolab, Inc.	941,247
8,000	Merck & Co., Inc.	599,280
1,250	Regeneron
	Pharmaceuticals, Inc. (a)	795,663
1,700	Vertex Pharmaceuticals, Inc. (a)	317,798
5,000	Zoetis, Inc.	1,110,200
		3,764,188
	Clothing and Clothing
	Accessories Stores - 2.51%
13,500	The TJX Companies, Inc.	936,900

	Computer and
	Electronic Product
	Manufacturing - 22.44%
100	Alphabet, Inc. - Class A (a)	283,795
551	Alphabet, Inc. - Class C (a)	1,569,821
12,500	Apple, Inc.	2,066,250
2,750	Danaher Corp.	884,510
6,000	NVIDIA Corp.	1,960,560
1,450	Roper Technologies, Inc.	673,018
1,500	Thermo Fisher Scientific, Inc.	949,245
		8,387,199
	Credit Intermediation and
	Related Activities - 8.74%
4,500	First Republic Bank	943,470
7,000	JPMorgan Chase & Co.	1,111,810
6,250	Visa, Inc. - Class A	1,211,062
		3,266,342
	Data Processing,
	Hosting and
	Related Services - 2.88%
6,000	Fidelity National Information
	Services, Inc.	627,000
2,000	Verisk Analytics, Inc.	449,740
		1,076,740
	Electrical Equipment,
	Appliance, and Component
	Manufacturing - 1.19%
6,000	EnerSys, Inc.	444,540

	Food Services and
	Drinking Places - 4.64%
3,500	McDonald’s Corp.	856,100
8,000	Starbucks Corp.	877,120
		1,733,220

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments (Cont’d)
November 30, 2021 (Unaudited)

Shares		Value
	General Merchandise
	Stores - 3.25%
2,250	Costco Wholesale Corp.	$1,213,605

	Insurance Carriers and
	Related Activities - 3.65%
7,500	Progressive Corp.	697,050
1,500	UnitedHealth Group, Inc.	666,330
		1,363,380
	Merchant Wholesalers,
	Nondurable Goods - 1.40%
7,500	Sysco Corp.	525,300

	Miscellaneous
	Manufacturing - 1.90%
3,000	Stryker Corp.	709,890

	Nonstore Retailers - 4.69%
500	Amazon, Inc. (a)	1,753,535

	Professional, Scientific, and
	Technical Services - 7.79%
3,500	Accenture PLC - Class A (b)	1,250,900
9,000	Tetra Tech, Inc.	1,662,120
		2,913,020
	Publishing Industries
	(except Internet) - 10.66%
1,800	Adobe Systems, Inc. (a)	1,205,730
8,400	Microsoft Corp.	2,776,955
		3,982,685
	Securities, Commodity
	Contracts, and Other
	Financial Investments and
	Related Activities - 2.61%
12,000	Ares Management Corp.	973,920
	Total Common Stocks
	(Cost $12,272,252)	36,320,752

	REAL ESTATE
	INVESTMENT
	TRUSTS - 1.58%

	Lessors of Real Estate - 1.58%
3,250	Crown Castle
	International Corp.	590,363
	Total Real Estate
	Investment Trusts
	(Cost $594,518)	590,363

	SHORT-TERM
	INVESTMENTS - 1.34%

	Money Market Funds - 1.34%
499,569	Fidelity Investments
	Government Portfolio -
	Class I, 0.010% (c)	499,569
	Total Short-Term Investments
	(Cost $499,569)	499,569
	Total Investments
	(Cost $13,366,339) - 100.11%	37,410,684
	Liabilities in Excess
	of Other Assets - (0.11)%	(41,782)
	Total Net Assets - 100.00%	$37,368,902

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of November 30, 2021.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities
November 30, 2021 (Unaudited)

ASSETS
Investments, at value (cost $13,366,339)	$37,410,684
Dividends and interest receivable	17,907
Other assets	9,259
Total assets	37,437,850

LIABILITIES
Payable for distribution fees	9,051
Payable to affiliates	32,157
Payable to Adviser	12,308
Accrued expenses and other liabilities	15,432
Total liabilities	68,948

NET ASSETS	$37,368,902

NET ASSETS CONSIST OF:
Paid-in capital	$9,405,356
Total distributable earnings	27,963,546
Net Assets	$37,368,902

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,113,713

Net asset value, redemption price and offering price per share	$33.55

The accompanying notes are an integral part of these financial statements.

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Statement of Operations
For the Six Months Ended November 30, 2021 (Unaudited)

INVESTMENT INCOME
Dividend income	$127,337
Interest income	25
Total Investment Income	127,362

EXPENSES
Advisory fees	185,181
Administration fees	29,227
Distribution fees	24,074
Fund accounting fees	14,091
Legal fees	11,693
Transfer agent fees and expenses	11,189
Federal and state registration fees	11,130
Audit and tax fees	8,784
Chief Compliance Officer fees and expenses	7,503
Trustees’ fees and related expenses	4,693
Reports to shareholders	3,144
Custody fees	2,562
Insurance fees	1,771
Other expenses	621
Total expenses	315,663
Less waivers and reimbursement by Adviser (Note 4)	(106,408)
Net expenses	209,255

Net Investment Loss	(81,893)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	1,075,192
Change in net unrealized appreciation on investments	2,717,731
Net realized and unrealized gain on investments	3,792,923
Net increase in net assets from operations	$3,711,030

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2021	Year Ended
	(Unaudited)	May 31, 2021
FROM OPERATIONS
Net investment loss	$(81,893)	$(116,285)
Net realized gain on investments	1,075,192	4,592,344
Net change in unrealized appreciation on investments	2,717,731	4,665,849
Net increase in net assets from operations	3,711,030	9,141,908

FROM DISTRIBUTIONS
Net dividends and distributions	—	(2,195,275)
Net decrease in net assets resulting from distributions paid	—	(2,195,275)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	79,264	1,592,804
Net asset value of shares issued to shareholders
in payment of distributions declared	—	2,195,275
Cost of shares redeemed	(1,265,117)	(6,455,995)
Net decrease in net assets resulting
from capital share transactions	(1,185,853)	(2,667,916)

TOTAL INCREASE IN NET ASSETS	2,525,177	4,278,717

NET ASSETS
Beginning of period	34,843,725	30,565,008
End of period	$37,368,902	$34,843,725

The accompanying notes are an integral part of these financial statements.

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Financial Highlights
Per share data for a share of capital stock outstanding for the entire period and selected information for each period are as follows:

	Six Months
	Ended
	November 30,
	2021	Years Ended May 31,
	(Unaudited)	2021	2020	2019	2018	2017
NET ASSET VALUE
Beginning of period	$30.29	$24.34	$20.81	$20.30	$18.10	$15.78

OPERATIONS
Net investment income (loss)[1]	(0.07)	(0.10)	(0.05)	(0.02)	(0.01)	0.05
Net realized and unrealized
gains (losses) on securities	3.33	7.99	4.15	1.17	3.12	2.29
Total from investment operations	3.26	7.89	4.10	1.15	3.11	2.34

LESS DISTRIBUTIONS
Distributions from
net investment income	—	—	—	—	(0.05)	(0.02)
Distributions from net
realized gains on investments	—	(1.94)	(0.57)	(0.64)	(0.86)	—
Total distributions paid	—	(1.94)	(0.57)	(0.64)	(0.91)	(0.02)

NET ASSET VALUE
End of period	$33.55	$30.29	$24.34	$20.81	$20.30	$18.10

Total return[2]	10.76%	32.96%	19.82%	6.17%	17.51%	14.82%

Net assets at end of period
(000s omitted)	$37,369	$34,844	$30,565	$26,179	$25,753	$21,826

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement[3]	1.70%	1.78%	1.81%	1.81%	1.90%	2.00%
After expense reimbursement[3]	1.13%	1.24%[4]	1.25%	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement[3]	(1.01)%	(0.89)%	(0.77)%	(0.64)%	(0.71)%	(0.45)%
After expense reimbursement[3]	(0.44)%	(0.35)%	(0.21)%	(0.08)%	(0.06)%	0.30%
Portfolio turnover rate[2]	4%	6%	20%	16%	20%	39%

1	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
2	Not annualized for periods less than one year.
3	Annualized for periods less than one year.
4	Effective April 30, 2021, the expense cap was decreased from 1.25% to 1.00%, excluding 12b-1 fees.

The accompanying notes are an integral part of these financial statements.

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Notes to the Financial Statements
November 30, 2021 (Unaudited)

1.	Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is to achieve long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”) began serving as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or

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(ii) the latest sales price on the Composite Market for the day such security is being valued.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.  Money

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market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2021:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks(1)	$36,320,752	$—	$—	$36,320,752
Total Equity	36,320,752	—	—	36,320,752
Real Estate Investment Trusts	590,363	—	—	590,363
Short-Term Investments	499,569	—	—	499,569
Total Investments in Securities	$37,410,684	$—	$—	$37,410,684

(1) See the Schedule of Investments for industry classifications.

The Fund measures Level 3 activity as of the end of the year. For the period ended November 30, 2021, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, necessary to qualify

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as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2021, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2018.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains, if any, at least annually typically during the month of December.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The Fund may make additional distributions if it deems it desirable at another time during the year.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific series in the Trust are charged to that series. Common expenses are typically allocated evenly between the series of the Trust, or by other equitable means.

g) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by

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comparing the cost of the security lot sold with the net sales proceeds.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.	Federal Tax	The tax character of distributions paid by the Fund during the years ended May 31, 2021 and May 31, 2020 was as follows:
Matters
	May 31, 2021	May 31, 2020
Ordinary Income	$—	$—
Long-Term Capital Gain	$2,195,275	$727,034

The components of distributable earnings on a tax basis as of May 31, 2021 were as follows:

Cost basis of investments for federal
income tax purposes	$13,526,089
Gross tax unrealized appreciation	$21,398,827
Gross tax unrealized depreciation	(72,213)
Net tax unrealized appreciation	21,326,614
Undistributed ordinary income	—
Undistributed long-term capital gain	2,969,965
Distributable earnings	2,969,965
Other accumulated losses	(44,063)
Total distributable earnings	$24,252,516

At May 31, 2021, the Fund deferred, on a tax basis, late year losses of $44,063.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share.  The permanent tax differences relate to net operating losses.  For the year ended May 31, 2021, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

Total Distributable Earnings	$97,102
Paid-In Capital	$(97,102)

4.	Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through August 11, 2023, at the

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discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  Prior to April 30, 2021, the Adviser had agreed to waive its management fees and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation), did not exceed 1.25% of the Fund’s average daily net assets.  For the six months ended November 30, 2021, the Fund waived expenses of $106,408 which were reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed; provided, however, that the Adviser shall only be entitled to recoup such amounts for up to three years from the date such fees and expenses were waived or reimbursed, if such recoupment will not cause the Fund to exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or expense payment; or (2) the Expense Limitation Cap in place at the time of the recoupment.  During the six months ended November 30, 2021, $71,897 of previously waived expenses subject to recovery expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal year ending:

May 31, 2022	$73,970
May 31, 2023	$163,293
May 31, 2024	$179,335
November 30, 2024	$106,408

5.	Distribution Plan
The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (“Quasar “ or the “Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares.  During the six months ended November 30, 2021, the Fund incurred expenses of $24,074 pursuant to the 12b-1 Plan.  As of November 30, 2021, the Fund owed the Distributor $9,051 in fees. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

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6.	Related Party Transactions
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, an affiliate of Fund Services, serves as the Fund’s custodian.  Fees and expenses incurred for the six months ended November 30, 2021, and owed as of November 30, 2021 were as follows:

	Incurred	Owed
Administration	$29,227	$14,358
Fund accounting	$14,091	$7,081
Transfer agency	$11,189	$5,667
Custody	$2,562	$1,296

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  For the six months ended November 30, 2021, the Fund was allocated $7,503 of the Trust’s Chief Compliance Officer fee.  At November 30, 2021, the Fund owed fees of $3,754 for the Chief Compliance Officer’s services.

7.	Capital Share	Transactions in shares of the Fund were as follows:
Transactions
	Six Months Ended
	November 30, 2021	Year Ended
	(Unaudited)	May 31, 2021
Shares Sold	2,401	57,322
Shares Reinvested	—	77,544
Shares Redeemed	(38,849)	(240,689)
Net Decrease	(36,448)	(105,823)

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended November 30, 2021, were $1,276,239 and $2,164,217, respectively.  For the six months ended November 30, 2021, there were no purchases or sales of U.S. government securities for the Fund.

9.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2021, Charles Schwab & Co., Inc., held 33.83% of the Barrett Growth Fund’s outstanding shares.

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10.	Change of Adviser
On March 11, 2021, CI US Holdings, Inc. and CI Financial Corp. (collectively “CI Financial”) announced it entered into an agreement with Barrett Asset Management (“Barrett”), the investment adviser to the Fund, under the terms of which CI Financial acquired a majority interest in Barrett (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), such transfer resulted in an “assignment” of the investment advisory agreement between Barrett and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the investment advisory agreement.

In anticipation of the Transaction, at a meeting of the Board of Trustees of the Trust (the “Board”) held on April 15, 2021, the Board approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with Barrett.  The interim investment advisory agreement is effective April 30, 2021 and, pursuant to Rule 15a-4 of the 1940 Act, will remain effective for up to 150 days or until Fund shareholders approve a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, at a special meeting of shareholders on August 3, 2021.  Detailed information about the interim investment advisory agreement, the proposed new investment advisory agreement and the transfer of the investment advisory responsibilities in connection with the solicitation of shareholder approval of the new investment advisory agreement was mailed to Fund shareholders on or about June 30, 2021.

A Special Meeting of Shareholders of the Fund was held August 3, 2021 at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Fund at the close of business on May 24, 2021. At the Special Meeting, shareholders were asked to approve the Investment Advisory Agreement between Barrett Asset Management, LLC and the Trust. The tabulation of the shareholder votes rendered the following results:

Votes For	Votes Against	Abstained
602,298.541	0	0

11.	Recent Market Events
U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of new variants has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain

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shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding inflation, interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

12.	Subsequent Event	On December 17, 2021, the Fund declared and paid distributions to shareholders of record as of December 16, 2021, as follows:
Ordinary	Short-Term	Long-Term
Income	Capital Gains	Capital Gains
$ —	$ —	$3,831,341

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NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Additional Information
(Unaudited)

TAX INFORMATION

The Fund designated 0.00% of its ordinary income distribution for the year ended May 31, 2021, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2021, 0.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Code for the Fund was 0.00%.

INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-363-6333.

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INDEPENDENT TRUSTEES

Michael D. Akers, Ph.D.	Trustee	Indefinite	24	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department of Accounting	Trustee, USA
Milwaukee, WI 53202		August 22,		(June 2019–present),	MUTUALS
Year of Birth: 1955		2001		Professor, Department	(an open-end
				of Accounting	investment
				(2004–May 2019), Chair,	company)
				Department of	(2001–2021).
Accounting (2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	24	Pilot, Frontier/Midwest	Independent
615 E. Michigan St.		Term; Since		Airlines, Inc. (airline	Trustee, USA
Milwaukee, WI 53202		August 22,		company) (1986–present).	MUTUALS
Year of Birth: 1956		2001			(an open-end
investment
company)
(2001–2021).

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INTERESTED TRUSTEE AND OFFICERS

Joseph C. Neuberger*	Chairperson	Indefinite	24	President (2017–present),	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		Chief Operating Officer	Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,		(2016–2020), Executive	end investment
Year of Birth: 1962		2001		Vice President	company)
				(1994–2017), U.S. Bancorp	(2003–2017);
				Fund Services, LLC.	Trustee, USA
MUTUALS
(an open-end
investment
company)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 24,		(2004–present).
Year of Birth: 1957	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,		(2002–present).
Year of Birth: 1974	and Principal	2013
Financial and
Accounting
Officer

Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer,	October 21,		LLC (2021–present); Chief
Year of Birth: 1965	Vice	2021		Compliance Officer of
	President			Keeley-Teton Advisors, LLC
	and Anti-			and Teton Advisors, Inc
	Money			(2017–2021); Chief
	Laundering			Compliance Officer of
	Officer			Keeley Asset Management
Corp. (2015–2017).

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INTERESTED TRUSTEE AND OFFICERS (Continued)

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		July 22,		LLC (2019–present); Partner,
Year of Birth: 1970		2019		Practus, LLP (2018–2019);
Counsel, Drinker Biddle &
Reath LLP (2016–2018).

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		April 23,		Services, LLC
Year of Birth: 1987		2015		(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		July 1,		Services, LLC
Year of Birth: 1987		2015		(2010–present).

Laura A. Caroll	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		August 20,		Services, LLC
Year of Birth: 1985		2018		(2007–present).
________

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Part F of Form N-PORT. Shareholders may view the Part F of Form N-PORT reports on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-363-6333 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

BARRETT GROWTH FUND
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue, 34th Floor
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Trust for Professional Managers

By (Signature and Title)*        /s/John Buckel
John Buckel, President

Date     February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/John Buckel
John Buckel, President

Date    February 2, 2022

By (Signature and Title)*        /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    February 2, 2022

* Print the name and title of each signing officer under his or her signature.